Exhibit 10.2

AMENDMENT NO. 4

This AMENDMENT NO. 4, dated as of April 18, 2009 (“Amendment No. 3”), is entered into by and among DAYTON SUPERIOR CORPORATION, a Delaware corporation (the “Borrower”), the persons designated as “Lenders” on the signature pages hereto (the “Lenders”), and GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), a Delaware corporation, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the other Loan Parties, the Lenders and GE Capital, as administrative agent and collateral agent, are party to the Revolving Credit Agreement dated as of March 3, 2008 (as amended by Amendment No. 1, dated as of March 16, 2009 and Amendment No. 2, dated as of March 23, 2009 and Amendment No. 3, dated as of April 9, 2009, the “Original Credit Agreement”; all capitalized terms defined in the Original Credit Agreement and not otherwise defined herein to have the meanings assigned thereto in the Original Credit Agreement); and

WHEREAS, the Borrower wishes to amend the Original Credit Agreement in the manner set forth below; and

WHEREAS, the Lenders, subject to the terms and conditions of this Amendment No. 4, are willing to amend the Original Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower and the Lenders agree as follows:

SECTION 1.
AMENDMENT

Subject to the satisfaction of the condition to effectiveness referred to in Section 2 below, the Original Credit Agreement is hereby amended as follows:

The definition of the term “Applicable Margin” appearing in Section 1.1 of the Original Credit Agreement is amended by (i) replacing the phrase “10.00%” appearing in clause (v) of this definition with the phrase “11.00%” and (ii) replacing the phrase “11.00%” appearing in clause (vi) of such definition with the phrase “10.00%”.

SECTION 2.
CONDITIONS TO EFFECTIVENESS

This Amendment No. 4 shall be effective as of March 23, 2009 (the “Amendment No. 4 Effective Date”) subject to and upon satisfaction on or prior to such date of the following conditions: receipt by the Administrative Agent of one or more counterparts of this Amendment No. 4 executed and delivered by the Borrower, the Administrative Agent and the Lenders.

SECTION 3.
LIMITATION ON SCOPE

Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower or any other Loan Party requiring the consent of the Administrative Agent or Lenders except to the extent specifically provided for herein.  The Administrative Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower or any other Loan Party for any existing or future Defaults or Event of Default.

SECTION 4.
MISCELLANEOUS

(a)       The Borrower hereby represents and warrants that (i) this Amendment No. 3 has been duly authorized and executed by it, and the Original Credit Agreement, as amended by this Amendment No. 4, is its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and (ii) this Amendment No. 4 is being delivered in the State of New York.

(b)       The Borrower hereby ratifies and confirms the Original Credit Agreement as amended hereby, and agrees that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(c)                     The Borrower hereby acknowledges, confirms and agrees that, as of the date hereof, the security interests and liens granted to the Administrative Agent on behalf of itself and the Secured Parties under the Original Credit Agreement and the other Loan Documents securing the Obligations are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents..

(d)       The Borrower agrees that all Loan Documents remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 4.

(e)       This Amendment No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f)       All references in the Loan Documents to the “Credit Agreement” and in the Original Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment No. 4 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(g)       Each of the following provisions of the Original Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment No. 3”: Section 11.11 (Notices), Section 11.13 (Governing Law), Section 11.14 (Jurisdiction), Section 11.15 (Waiver of Jury Trial), Section 11.16 (Severability) and Section 11.18 (Entire Agreement).

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[signature pages follow]

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WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

DAYTON SUPERIOR CORPORATION, a Delaware corporation

By:	/s/ Edward J. Puisis
Name: Edward J. Puisis
Title: Executive Vice President and CFO

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and a Lender

By:	/s/ Michelle Handy

Name: Michelle Handy
Title: Its Duly Authorized Signatory

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